.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 31, 2001


                         THE VERMONT WITCH HAZEL COMPANY
             (Exact name of registrant as specified in its charter)


                                     Vermont
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

       333-42036                                             95402724
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                2591 Dallas Parkway, Suite 202, Frisco, TX 75034
--------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (469) 633-0100


                      4218 Woodland Ave., Burbank, CA 91505
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT


On December 27, 2001 pursuant to a stock purchase agreement dated December 27, 2001, Kevin Halter Jr. purchased 6,027,000 shares of the Company's common stock from Deborah Duffy representing approximately 51% of the Company's issued and outstanding shares of common stock. Simultaneously with the purchase, the current officers and directors of the Registrant resigned and the following three persons were elected to replace them: Kevin. Halter Jr. President and Director, Kevin B. Halter Treasurer & Director, Pam Halter, Secretary and Director.

ITEM 6. RESIGNATION OF DIRECTORS

Deborah Duffy, Rachel Braun and Peter C. Cullen the directors of the Company resigned their respective positions and the following three persons were elected to replace them: Kevin Halter Jr., Kevin B. Halter and Pam Halter


EXHIBITS

Exhibit No. 10.1   Stock Purchase Agreement dated December 27, 2001.



SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LUCAS EDUCATIONAL SYSTEMS, INC.

By: /s/ Kevin Halter Jr.
---------------------------------------------
President (Chief Executive Officer), Director



By: /s/ Kevin B. Halter
---------------------------------------------
Principal Financial Officer, Director




Dated: December 31, 2001